UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2014

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01

Item 2.01   Completion of Acquisition of Disposition of Assets.

On June 13, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”), through Hartman Mitchelldale Business Park LLC (“Mitchelldale LLC”), an indirect, wholly-owned subsidiary of the Company, acquired a fee simple interest in a 377,752 square foot office/industrial business park located in Houston, Texas and commonly known as Mitchelldale Business Park (the “Mitchelldale Property”).

Mitchelldale LLC acquired the Mitchelldale Property from AFS NW Business Park, L.P., an unrelated third party seller, for a purchase price of $19,175,000, exclusive of closing costs.  Mitchelldale LLC financed the payment of the purchase price for the Mitchelldale Property with (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $12,200,000.  The terms of the financing are discussed at Item 2.03 below.

The Mitchelldale Property was constructed in 1977.  The Mitchelldale Property is approximately 89% occupied by 70 tenants as of June 13, 2014.  There is no current tenant who occupies 10% or more of the property.  The largest single tenant occupies approximately 5.2% of the property.  The top ten tenants occupy approximately 33% of the property and comprise approximately 37% of current annual base rent.  Major tenants include Craven Carpet, A Better Tripp Moving and Storage, GC Services, LP, Crusader Gun Company and LOYC Investments.

An acquisition fee of approximately $479,375 was earned by Hartman Advisors LLC, the Company’s advisor (the “Advisor”), in connection with the purchase of the Mitchelldale Property.  The acquisition fee is payable to the Advisor pursuant to the terms of the advisory agreement between the Company and the Advisor.

The material terms of the agreements regarding the acquisition of the Mitchelldale Property described herein are qualified in their entirety by the agreements attached as (i) Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on March 14, 2014 and (ii) Exhibit 10.1 Current Report on Form 8-K filed by the Company on April 17, 2014, and are incorporated herein by reference.

Property Management

On June 13, 2014, Mitchelldale LLC and Hartman Income REIT Management, Inc. (the “Property Manager”), an affiliate of the Company, entered into a Real Property Management Agreement (the “Management Agreement”), pursuant to which the property manager will manage and be the exclusive leasing agent for the Mitchelldale Property.  Pursuant to the terms of the Management Agreement, Mitchelldale LLC will pay the Property Manager a monthly management fee of 5% of the effective gross revenue (as defined in the Management Agreement).  Mitchelldale LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days prior written notice of its desire to terminate the Management Agreement.  Mitchelldale LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten (10) days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten (10) day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  Mitchelldale LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

                     Arrangement of a Registrant.

Property Loan Refinancing

The Company, together with its wholly owned subsidiaries Hartman Richardson Heights Properties LLC (“Richardson Heights LLC”); Hartman Cooper Street Plaza LLC (“Cooper Street LLC”); Hartman Bent Tree Green LLC (“Bent Tree LLC”) and Hartman Parkway LLC (and collectively the “Borrowers”), is a party to a $30.0 million revolving credit agreement with a bank (the “Bank Credit Agreement”).  The borrowing base for the Bank Credit Agreement was secured by the Richardson Heights Property; the Cooper Street Property; the Bent Tree Green Property and the Parkway Property for a total borrowing base of $22.5 million.

On June 13, 2014, each of Richardson Heights LLC, Cooper Street LLC and Bent Tree LLC entered into loan agreements with Security Life of Denver Insurance Company, as more fully described below.  Proceeds of the loans by Security Life of Denver Insurance Company were utilized to repay the outstanding borrowings under the Bank Credit Agreement.  The Borrowers entered in a loan modification agreement dated as of June 13, 2014 wherein the security interests in the Richardson Heights Property; the Cooper Street Property; and the Bent Tree Green Property were released form the Bank Credit Agreement and the borrowing base thereof was reduced to zero.

The material terms of the loan modification agreement described herein are qualified in their entirety by the agreement attached as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Loan Agreement - Mitchelldale

In connection with the acquisition of the Mitchelldale Property, Mitchelldale LLC became a party to a term loan agreement dated June 13, 2014 (the “Mitchelldale Loan Agreement”) among Mitchelldale LLC and Security Life of Denver Insurance Company (the “Lender”) for a loan in the amount of $12,725,000.  Interest on the outstanding principal balance will accrue at the rate 4.61% per annum.  Monthly payments of principal and interest are due and payable on the first day of each month until July 1, 2041.  The promissory note contains a call option wherein the holder of the promissory note may declare the outstanding balance due and payable on either July 1, 2024; July 1, 2029; July 1, 2034; or July 1, 2039.

The Mitchelldale Loan Agreement is subject to customary covenants, representations and warranties which must be maintained during the term of the loan agreement.  The Mitchelldale Loan Agreement is secured by a deed of trust; assignment of licenses, permits and contracts; assignment and subordination of the management agreements; and assignment of rents.  The terms of the security instruments provide for the cross collateralization/cross default of the Mitchelldale Loan Agreement, the Richardson Heights Loan Agreement, the Cooper Street Loan Agreement and the Bent Tree Green Loan Agreement.

In connection with the Mitchelldale Loan Agreement, the Company has absolutely, unconditionally and irrevocably guaranteed to the Lender, the full and prompt payment when due of all amounts owing under the Loan Agreement and the loan documents.  The covenant guarantor is Allen Hartman.

The material terms of the Mitchelldale Loan Agreement described herein are qualified in their entirety by the agreements attached as Exhibits 10.2 through 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Loan Agreement – Richardson Heights

In connection with the property loan refinancing referred to above, Richardson Heights LLC became a party to a term loan agreement dated June 13, 2014 (the “Richardson Heights Loan Agreement”) among Richardson Heights LLC and Security Life of Denver Insurance Company (the “Lender”) for a loan in the amount of $20,200,000.  Interest on the outstanding principal balance will accrue at the rate 4.61% per annum.  Monthly payments of principal and interest are due and payable on the first day of each month until July 1, 2041.  The promissory note contains a call option wherein the holder of the promissory note may declare the outstanding balance due and payable on either July 1, 2024; July 1, 2029; July 1, 2034; or July 1, 2039.

The Richardson Heights Loan Agreement is subject to customary covenants, representations and warranties which must be maintained during the term of the loan agreement.  The Richardson Heights Loan Agreement is secured by a deed of trust; assignment of licenses, permits and contracts; assignment and subordination of the management agreements; and assignment of rents.  The terms of the security instruments provide for the cross collateralization/cross default of the Mitchelldale Loan Agreement, the Richardson Heights Loan Agreement, the Cooper Street Loan Agreement and the Bent Tree Green Loan Agreement.

In connection with the Richardson Heights Loan Agreement, the Company has absolutely, unconditionally and irrevocably guaranteed to the Lender, the full and prompt payment when due of all amounts owing under the Loan Agreement and the loan documents.  The covenant guarantor is Allen Hartman.

The material terms of the Richardson Heights Loan Agreement described herein are qualified in their entirety by the agreements attached as Exhibits 10.10 through 10.16 to this Current Report on Form 8-K and incorporated herein by reference.

Loan Agreement – Cooper Street

In connection with the property loan refinancing referred to above, Cooper Street LLC became a party to a term loan agreement dated June 13, 2014 (the “Cooper Street Loan Agreement”) among Cooper Street LLC and Security Life of Denver Insurance Company (the “Lender”) for a loan in the amount of $8,400,000.  Interest on the outstanding principal balance will accrue at the rate 4.61% per annum.  Monthly payments of principal and interest are due and payable on the first day of each month until July 1, 2041.  The promissory note contains a call option wherein the holder of the promissory note may declare the outstanding balance due and payable on either July 1, 2024; July 1, 2029; July 1, 2034; or July 1, 2039.

The Cooper Street Loan Agreement is subject to customary covenants, representations and warranties which must be maintained during the term of the loan agreement.  The Cooper Street Loan Agreement is secured by a deed of trust; assignment of licenses, permits and contracts; assignment and subordination of the management agreements; and assignment of rents.  The terms of the security instruments provide for the cross collateralization/cross default of the Mitchelldale Loan Agreement, the Richardson Heights Loan Agreement, the Cooper Street Loan Agreement and the Bent Tree Green Loan Agreement.

In connection with the Cooper Street Loan Agreement, the Company has absolutely, unconditionally and irrevocably guaranteed to the Lender, the full and prompt payment when due of all amounts owing under the Loan Agreement and the loan documents.  The covenant guarantor is Allen Hartman.

The material terms of the Cooper Street Loan Agreement described herein are qualified in their entirety by the agreements attached as Exhibits 10.17 through 10.23 to this Current Report on Form 8-K and incorporated herein by reference.

Loan Agreement – Bent Tree Green

In connection with the property loan refinancing referred to above, Bent Tree Green LLC became a party to a term loan agreement dated June 13, 2014 (the “Bent Tree Green Loan Agreement”) among Bent Tree Green LLC and Security Life of Denver Insurance Company (the “Lender”) for a loan in the amount of $8,400,000.  Interest on the outstanding principal balance will accrue at the rate 4.61% per annum.  Monthly payments of principal and interest are due and payable on the first day of each month until July 1, 2041.  The promissory note contains a call option wherein the holder of the promissory note may declare the outstanding balance due and payable on either July 1, 2024; July 1, 2029; July 1, 2034; or July 1, 2039.

The Bent Tree Green Loan Agreement is subject to customary covenants, representations and warranties which must be maintained during the term of the loan agreement.  The Bent Tree Green Loan Agreement is secured by a deed of trust; assignment of licenses, permits and contracts; assignment and subordination of the management agreements; and assignment of rents.  The terms of the security instruments provide for the cross collateralization/cross default of the Mitchelldale Loan Agreement, the Bent Tree Green Loan Agreement, the Cooper Street Loan Agreement and the Bent Tree Green Loan Agreement.

In connection with the Bent Tree Green Loan Agreement, the Company has absolutely, unconditionally and irrevocably guaranteed to the Lender, the full and prompt payment when due of all amounts owing under the Loan Agreement and the loan documents.  The covenant guarantor is Allen Hartman.

The material terms of the Bent Tree Green Loan Agreement described herein are qualified in their entirety by the agreements attached as Exhibits 10.24 through 10.30 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

On June 17, 2014, the Company distributed a press release announcing the completion of the acquisition of the Mitchelldale Property.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Because it is impractical to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See Paragraph (a) above.

(d) Exhibits.

Exhibit	Description
10.1

Loan Modification Agreement, dated June 13, 2014, by and among Texas Capital Bank, NA and Hartman Richardson Heights Properties, LLC, Hartman Cooper Street Plaza, LLC, Hartman Bent Tree Green LLC, Hartman Parkway LLC and Hartman Short Term Income Properties XX, Inc.

10.2	Loan Agreement by and between Hartman Mitchelldale Business Park, LLC and Security Life of Denver Insurance Company, dated as of June 13, 2014
10.3	Promissory Note, dated as of June 13, 2014, by Hartman Mitchelldale Business Park, LLC, in favor of Security Life of Denver Insurance Company
10.4	Real Property Management Agreement, dated as of June 13, 2014, by and among Hartman Mitchelldale Business Park, LLC and Hartman Income REIT Management, Inc.
10.5	Assignment, Consent and Subordination Regarding Management Agreement dated June 30, 2014 in favor of Security Life of Denver Insurance Company – Mitchelldale
10.6	Assignment of Rents and Leases, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company - Mitchelldale
10.7	Intentionally omitted
10.8	Limited Guaranty, dated as of June 13, 2013 in favor of Security Life of Denver Insurance Company – Mitchelldale
10.9	Affiliate Guaranty, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company - Mitchelldale
10.10	Loan Agreement by and between Hartman Richardson Heights Properties, LLC and Security Life of Denver Insurance Company, dated as of June 13, 2014
10.11	Promissory Note, dated as of June 13, 2014, by Hartman Richardson Heights Properties, LLC, in favor of Security Life of Denver Insurance Company
10.12	Assignment of Rents and Leases, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.13	Assignment of Rents and Leases (2nd Assignment), dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.14	Assignment, Consent and Subordination Regarding Management Agreement, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.15	Limited Guaranty, dated as of June 13, 2013 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.16	Affiliate Guaranty, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.17	Loan Agreement by and between Hartman Cooper Street Plaza, LLC and Security Life of Denver Insurance Company, dated as of June 13, 2014
10.18	Promissory Note, dated as of June 13, 2014, by Hartman Cooper Street Plaza, LLC, in favor of Security Life of Denver Insurance Company
10.19	Assignment of Rents and Leases, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Cooper Street
10.20	Assignment of Rents and Leases (2nd Assignment), dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Cooper Street
10.21	Assignment, Consent and Subordination Regarding Management Agreement, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Cooper Street
10.22	Limited Guaranty, dated as of June 13, 2013 in favor of Security Life of Denver Insurance Company – Cooper Street
10.23	Affiliate Guaranty, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Cooper Street
10.24	Loan Agreement by and between Hartman Bent Tree Green, LLC and Security Life of Denver Insurance Company, dated as of June 13, 2014
10.25	Promissory Note, dated as of June 13, 2014, by Hartman Bent Tree Green, LLC, in favor of Security Life of Denver Insurance Company
10.26	Assignment of Rents and Leases, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Bent Tree Green
10.27	Assignment of Rents and Leases (2nd Assignment), dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Bent Tree Green
10.28	Assignment, Consent and Subordination Regarding Management Agreement, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Bent Tree Green
10.29	Limited Guaranty, dated as of June 13, 2013 in favor of Security Life of Denver Insurance Company – Bent Tree Green
10.30	Affiliate Guaranty, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Bent Tree Green
99.1	Press release of Hartman Short Term Income Properties XX, Inc., issued June 17, 2014

___________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: June 19, 2014	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1

Loan Modification Agreement, dated June 13, 2014, by and among Texas Capital Bank, NA and Hartman Richardson Heights Properties, LLC, Hartman Cooper Street Plaza, LLC, Hartman Bent Tree Green LLC, Hartman Parkway LLC and Hartman Short Term Income Properties XX, Inc.

10.2	Loan Agreement by and between Hartman Mitchelldale Business Park, LLC and Security Life of Denver Insurance Company, dated as of June 13, 2014
10.3	Promissory Note, dated as of June 13, 2014, by Hartman Mitchelldale Business Park, LLC, in favor of Security Life of Denver Insurance Company
10.4	Real Property Management Agreement, dated as of June 13, 2014, by and among Hartman Mitchelldale Business Park, LLC and Hartman Income REIT Management, Inc.
10.5	Assignment, Consent and Subordination Regarding Management Agreement dated June 30, 2014 in favor of Security Life of Denver Insurance Company – Mitchelldale
10.6	Assignment of Rents and Leases, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company - Mitchelldale
10.7	Intentionally omitted
10.8	Limited Guaranty, dated as of June 13, 2013 in favor of Security Life of Denver Insurance Company – Mitchelldale
10.9	Affiliate Guaranty, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company - Mitchelldale
10.10	Loan Agreement by and between Hartman Richardson Heights Properties, LLC and Security Life of Denver Insurance Company, dated as of June 13, 2014
10.11	Promissory Note, dated as of June 13, 2014, by Hartman Richardson Heights Properties, LLC, in favor of Security Life of Denver Insurance Company
10.12	Assignment of Rents and Leases, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.13	Assignment of Rents and Leases (2nd Assignment), dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.14	Assignment, Consent and Subordination Regarding Management Agreement, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.15	Limited Guaranty, dated as of June 13, 2013 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.16	Affiliate Guaranty, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Richardson Heights
10.17	Loan Agreement by and between Hartman Cooper Street Plaza, LLC and Security Life of Denver Insurance Company, dated as of June 13, 2014
10.18	Promissory Note, dated as of June 13, 2014, by Hartman Cooper Street Plaza, LLC, in favor of Security Life of Denver Insurance Company
10.19	Assignment of Rents and Leases, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Cooper Street
10.20	Assignment of Rents and Leases (2nd Assignment), dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Cooper Street
10.21	Assignment, Consent and Subordination Regarding Management Agreement, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Cooper Street
10.22	Limited Guaranty, dated as of June 13, 2013 in favor of Security Life of Denver Insurance Company – Cooper Street
10.23	Affiliate Guaranty, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Cooper Street
10.24	Loan Agreement by and between Hartman Bent Tree Green, LLC and Security Life of Denver Insurance Company, dated as of June 13, 2014
10.25	Promissory Note, dated as of June 13, 2014, by Hartman Bent Tree Green, LLC, in favor of Security Life of Denver Insurance Company
10.26	Assignment of Rents and Leases, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Bent Tree Green
10.27	Assignment of Rents and Leases (2nd Assignment), dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Bent Tree Green
10.28	Assignment, Consent and Subordination Regarding Management Agreement, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Bent Tree Green
10.29	Limited Guaranty, dated as of June 13, 2013 in favor of Security Life of Denver Insurance Company – Bent Tree Green
10.30	Affiliate Guaranty, dated as of June 13, 2014 in favor of Security Life of Denver Insurance Company – Bent Tree Green
99.1	Press release of Hartman Short Term Income Properties XX, Inc., issued June 17, 2014